                                   Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 2001, included in this Form 11-K for the year ended December 31, 2000, into Occidental Petroleum Corporation's previously filed Registration Statement No. 333-72719.



/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP


Los Angeles, California
June 28, 2001

28